UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 11, 2007

Date of Report (Date of earliest event reported)

LAWSON PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10546	36-2229304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1666 East Touhy Avenue	60018
Des Plaines, Illinois	(Zip Code)

(Address of principal executive offices)

(847) 827-9666
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 11, 2007, Sidney L. Port, the founder of our Company and a current director, died. Mr. Port, 96, was a valued member of the Board of Directors, having served as Vice Chairman since 2003 and prior thereto as Chairman of the Executive Committee. Mr. Port founded the Company in 1952 and served as its Chairman of the Board and Chief Executive Officer from 1952 to 1970. Mr. Port will be greatly missed by all.

There are no current plans to replace Mr. Port on the Board, but as provided in the Company’s bylaws, the remaining members of the Board may appoint a replacement to serve until the Company’s annual meeting in 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAWSON PRODUCTS, INC.
(Registrant)

Dated: June 12, 2007	By: /s/ Neil E. Jenkins
Name: Neil E. Jenkins
Title: General Counsel and Secretary